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                                                                    EXHIBIT 4.01


                [GRAPHIC OF CERTIFICATE OF STOCK APPEARS HERE]


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                                SHOWBOAT, INC.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common      UNIF GIFT MIN ACT --______Custodian_______
TEN ENT -- as tenants by the entireties                  (Cust)         (Minor)
JT TEN  -- as joint tenants with right            under Uniform Gifts to Minors
           of survivorship and not as                    Act:_________________
           tenants in common                                    (State)

  Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED _____ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                       SHARES
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OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT
                                                                       ATTORNEY
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TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
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NOTICE: THE SIGNATURE IN THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATIONS OF ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature Guarantee


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Signature must be guaranteed by an officer of a commercial bank or by a stockbroker who is a member of a national stock exchange.

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                                 EXHIBIT 4.01

                            GRAPHICS APPENDIX LIST

PAGE WHERE
GRAPHIC
APPEARS                     DESCRIPTION OF GRAPHIC OR CROSS REFERENCE
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Front Page contains         Graphic No. 1 - A picture of J.K. Houssels, Sr.
Graphics No. 1 and
No. 2                       Graphic No. 2 - A picture of Joseph H. Kelley
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